DELAWARE POOLED® TRUST

The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Statement of Additional Information
dated February 28, 2014

The following replaces the information in the section entitled “Portfolio Managers – II. Portfolio Managers - Mondrian”:

The following information was provided by Mondrian, the sub-advisor to The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios.

A. Other Accounts Managed (as of December 31, 2013).

Named Portfolio Manager	# Accounts	$ Assets (M)	# Performance Based Fee Accounts	$M Assets of Performance Based Fee Accounts
Nigel Bliss
Registered Investment Companies	1	$483M	0	$0M
Other Pooled Investment Vehicles	1	$1,425M	0	$0M
Other Accounts	11	$4,126M	0	$0M
Ginny Chong
Registered Investment Companies	3	$616M	0	$0M
Other Pooled Investment Vehicles	4	$2,036M	0	$0M
Other Accounts	9	$3,990M	0	$0M
Elizabeth A. Desmond
Registered Investment Companies	8	$3,289M	0	$0M
Other Pooled Investment Vehicles	3	$4,284M	0	$0M
Other Accounts	14	$6,299M	0	$0M
Gregory J.P. Halton
Registered Investment Companies	1	$102M	0	$0M
Other Pooled Investment Vehicles	1	$263M	0	$0M
Other Accounts	3	$607M	0	$0M
Andrew Miller
Registered Investment Companies	3	$616M	0	$0M
Other Pooled Investment Vehicles	5	$2,260M	0	$0M
Other Accounts	18	$7,308M	0	$0M
Melissa J. A. Platt
Registered Investment Companies	5	$2,097M	0	$0M
Other Pooled Investment Vehicles	1	$71M	0	$0M
Other Accounts	6	$471M	0	$0M

Named Portfolio Manager	# Accounts	$ Assets (M)	# Performance Based Fee Accounts	$M Assets of Performance Based Fee Accounts
Andrew R. Porter
Registered Investment Companies	0	$0M	0	$0M
Other Pooled Investment Vehicles	0	$0M	0	$0M
Other Accounts	16	$5,497M	1	$308M

Please keep this Supplement for future reference.

This Supplement is dated December 29, 2014.